UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2026
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TPG Private Equity Opportunities, L.P.
(Exact name of registrant as specified in its charter)
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Delaware	000-56717	99-4755034
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
301 Commerce Street, Suite 3300 Fort Worth, TX 76102
(Address of principal executive offices and zip code)
(817) 871-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 6, 2026, TPG Private Equity Opportunities GenPar, L.P., the general partner (the “General Partner”) of TPG Private Equity Opportunities, L.P., a Delaware limited partnership (the “Fund” or “T-POP”), appointed Jack Weingart to serve as Chairperson of the Board of Directors of the Fund (the “T-POP Board”), in addition to his current roles as the Fund’s Chief Executive Officer and as a member of the T-POP Board.

Mr. Weingart’s appointment coincides with the resignation, effective September 6, 2026, of Todd Sisitsky as Chairperson and as a member of the T-POP Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Private Equity Opportunities, L.P.

Dated: September 8, 2026	By:	/s/ Matt White
	Name:	Matt White
	Title:	Chief Financial Officer